UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Scott C. Sipple
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2018

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Global Bond Fund
(formerly Great-West Templeton Global Bond Fund)
(Institutional Class and Investor Class)
Annual Report
December 31, 2018
On June 5, 2018 the Securities and Exchange Commission adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact (866) 345-5954 or make elections online at www.fundreports.com to let the Fund know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Effective August 24, 2018, Mellon Investments Corporation (“Mellon”) joined Franklin Advisers, Inc. (“Franklin”) as a sub-adviser to the Great-West Global Bond Fund.
For the period ended December 31, 2018, Great-West Global Bond Fund (Institutional Class shares) returned 0.06%, relative to a -0.84% return for the FTSE World Government Bond Index, the Fund’s benchmark index.
Franklin Commentary
The year began with sharply rising yields in the U.S. and Europe as reflation sentiments returned to markets. Deregulation efforts and tax cuts in the U.S. were expected to add stimulus to an already strong U.S. economy. The 10-year U.S. Treasury yield rose 0.45% during the first two months of 2018, finishing February at 2.86%. In Europe, the 10-year German Bund yield rose 0.27% during the first month of the year, reaching its peak yield for the period at 0.77% on February 2, its highest level since 2015. Markets appeared to initially anticipate upcoming rate adjustments from the European Central Bank, but those expectations would largely disappear by the summer.
In February, Jerome Powell took over as U.S. Federal Reserve Chair, replacing Janet Yellen. Powell indicated his intentions to continue the glide path of rate hikes and balance sheet unwinding. However, by March, the rising yield trends in the U.S. and Europe stalled and moderately reversed. U.S. protectionist policies in the form of steel and aluminum tariffs, as well as sector-specific tariffs on China, appeared to amplify risk aversion across global financial markets. Credit spreads widened across investment-grade and high-yield credit tiers in the U.S. and Europe during the month, ultimately widening even further over the rest of the year.
In April, reflation sentiments briefly resurfaced, driving the 10-year U.S. Treasury yield above 3.00% for the first time in more than four years. However, risk aversion returned to global bond markets in the second half of May, as political turmoil in Italy raised concerns over Italian debt sustainability and the viability of the euro. Yields in Italy, Spain and much of peripheral Europe rose sharply, while yields in Germany, France and the U.S. declined on flights to quality. Several Latin American countries concurrently saw rising yields and sharp depreciations of their exchange rates on regional volatility.
In mid-June, European Central Bank President Mario Draghi announced the net asset purchase program would be reduced to 15 billion euros per month for October, November and December, and would conclude at the end of 2018. Draghi also indicated rates would likely remain unchanged until at least the summer of 2019, quelling any remaining expectations for a 2018 rate hike. In the U.S., yields briefly rose in July as economic activity continued to strengthen. Annualized second quarter U.S. gross domestic product came in at 4.2%, its highest level since 2014.
However, a wave of broad-based risk aversion across emerging markets arrived in late August, driving exchange rates lower against the U.S. dollar. Several perceived safe-haven assets rallied, including U.S. Treasury yields. We viewed much of the late summer sell-offs as fear-driven overreactions that often exceeded the fundamental risks in individual countries. As an asset category, emerging markets showed the highest level of undervaluation across the global fixed income markets, in our assessment, and we expected select countries with healthier or improving underlying fundamentals to rebound from the heightened volatility.

By mid-September, risk aversion across emerging markets began to diminish, as several security valuations incrementally stabilized and improved. U.S. Treasury yields rose sharply during the month, on expectations the Federal Reserve would hike rates at its September 26 meeting. Those trends continued through October, with the 10-year U.S. Treasury yields reaching its highest yield of the year on November 8, at 3.24%. However, market volatility escalated in December as global growth uncertainties and trade policy concerns led to rallies in perceived safe-haven assets. The 10-year U.S. Treasury yield dropped sharply to finish the year at 2.69%, despite the Federal Reserve’s fourth rate hike of the year on December 19.
On the whole, duration exposures in the U.S. and in several parts of the world faced headwinds from rising rates during much of the period, before those trends sharply reversed in December. Select local-currency bond markets fared better than others, as valuations strengthened in places like Brazil but weakened in places like Indonesia. On the currency front, the U.S. dollar started the period weaker before significantly strengthening against global currencies over the remainder of the year. Overall, long exposure to the U.S. dollar proved positive to performance during the period, as did select positioning in emerging markets.
During the period, the strategy’s positive absolute performance was primarily attributable to interest-rate strategies and currency positions. Sovereign credit exposures had a largely neutral effect on absolute results. Among currencies, the portion of the Fund sub-advised by Franklin’s net-negative positions in the euro and the Australian dollar, achieved through the use of currency forward contracts, contributed to absolute performance, while its net-negative position in the Japanese yen, also through currency forward contracts, moderately detracted. Currency positions in Latin America and Asia ex-Japan detracted from absolute results (the Brazilian real, Argentine peso, Indian rupee and Indonesian rupiah detracted, while the Mexican peso contributed). The portion of the Fund sub-advised by Franklin maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Negative duration exposure to U.S. Treasury yields contributed to absolute performance, as did duration exposure in Brazil. However, duration exposure in Argentina detracted from absolute return.
The strategy’s relative outperformance during the period was primarily attributable to currency positions. Interest-rate strategies detracted from relative results, while sovereign credit exposures had a largely neutral effect. Among currencies, the portion of the Fund sub-advised by Franklin’s underweighted positions in the euro, the Australian dollar and the British pound contributed to relative performance, while its underweighted position in the Japanese yen detracted. Overweighted currency positions in Latin America and Asia ex-Japan detracted from relative results (the Brazilian real, Argentine peso, Indian rupee and Indonesian rupiah detracted, while the Mexican peso contributed). Select underweighted duration exposures in Europe detracted from relative performance, as did overweighted duration exposure in Argentina. However, overweighted duration exposure in Brazil contributed, as did underweighted duration exposure in the U.S.
During the reporting period the strategy was positioned for rising rates in the U.S. by maintaining low portfolio duration and using interest-rate swaps to gain negative duration exposure to U.S. Treasury yields. The strategy also continued to seek select duration exposures in emerging markets that offered positive real yields without undue interest-rate risk, favoring countries that have solid underlying fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those available in the developed markets. The strategy also held long currency exposures in a number of emerging markets and net-negative exposures to the Japanese yen, euro and Australian dollar, as directional views on the currencies and as hedges against a broadly strengthening U.S. dollar. During the period, we used currency forward contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.
Mellon Commentary
Relative performance of the portion of the Fund sub-advised by Mellon in September was positive. However, as we moved into the fourth quarter, market conditions soured and were characterized by rising equity market volatility and the underperformance of risk-sensitive assets. Despite outperformance in September, this was more than offset by fourth-quarter underperformance. Looking primarily at the fourth quarter, underperformance can be attributed to three primary risk factors.
First, active currency positioning detracted about 0.40% as overweight positions in the pound sterling, Swedish krona and Norwegian krone underperformed the US dollar significantly. Additionally, an overweight to the Argentine peso detracted slightly from performance. Second, asset allocation detracted approximately 0.40% from the Mellon sub-advised portion of the Fund. Approximately half of this underperformance can be attributed to positioning within U.S. dollar denominated Industrials issuers. Additionally, our overweight to U.S. dollar and Euro denominated emerging market debt was a 0.10% headwind to overall performance since inception. Third, security selection was a major negative as our overweight to General Electric and active positioning in the European sovereign space detracted from relative performance by just over 0.40%.
Providing a small offset, the portion of the Fund sub-advised by Mellon generated outperformance in the Australian rates market as an overweight to the front end of the curve performed well in the unsettled trading environment that characterized the fourth quarter.
Since inception (August 24, 2018) through December 31, 2018 was an undeniably difficult time for markets and market participants. However, we believe our process and the portion of the Fund sub-advised by Mellon are well positioned on a forward looking basis. Rather than sell into year-end weakness, we have used these wider levels as an opportunity to build larger positions at more attractive levels. This has left the portfolio better positioned for a potential first-quarter rally in risk assets.
The views and opinions in this report were current as of December 31, 2018 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2018 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	0.06%	N/A	0.01%
Investor Class	-0.27%	0.09%	3.79%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Country as of December 31, 2018. (unaudited)
Country	Percentage of Fund Investments
United States	27.19%
Mexico	10.59
Japan	10.58
Brazil	7.24
India	6.14
Germany	5.09
France	4.71
Italy	2.85
Argentina	2.84
Indonesia	2.57
Thailand	2.54
Spain	2.42
South Korea	2.37
Columbia	2.21
United Kingdom	1.74
Canada	0.96
Netherlands	0.80
Ghana	0.72
South Africa	0.71
Australia	0.70
Philippines	0.61
Austria	0.55
Ireland	0.42
Turkey	0.40
Russia	0.36
Ukraine	0.36
Belgium	0.34
United Arab Emirates	0.29
Kazakhstan	0.29
Hungary	0.27
Cayman Islands	0.24
Finland	0.20
Qatar	0.15
Greece	0.14
Denmark	0.14
Poland	0.14
Panama	0.13
Total	100.00%

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2018 to December 31, 2018).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(06/30/18)	(12/31/18)	(06/30/18–12/31/18)
Institutional Class
Actual	$1,000.00	$1,015.60	$3.37
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.36
Investor Class
Actual	$1,000.00	$1,013.00	$5.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$5.14
* Expenses are equal to the Fund's annualized expense ratio of 0.66% for the Institutional Class shares and 1.01% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 185/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND (FORMERLY GREAT-WEST TEMPLETON GLOBAL BOND FUND)
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 2.77%
$ 500,000	Americredit Automobile Receivables Trust Series 2016-4 Class D 2.74%, 12/08/2022	$ 493,730
700,000	Canadian Pacer Auto Receivables Trust(b) Series 2018-2A Class A4 3.44%, 08/21/2023	709,614
	Dell Equipment Finance Trust(b)
	Series 2018-2 Class B
275,000	3.55%, 10/22/2023	277,400
	Series 2018-2 Class C
325,000	3.72%, 10/22/2023	329,154
600,000	Exeter Automobile Receivables Trust(b) Series 2018-4A Class B 3.64%, 11/15/2022	599,870
	GM Financial Automobile Leasing Trust
	Series 2018-3 Class B
425,000	3.48%, 07/20/2022	427,747
	Series 2018-3 Class C
400,000	3.70%, 07/20/2022	402,722
1,250,000	GM Financial Consumer Automobile Receivables Trust Series 2018-4 Class C 3.62%, 06/17/2024	1,270,433
450,000	Golden Credit Card Trust(b) Series 2018-4A Class A 3.44%, 10/15/2025	448,207
474,293	Invitation Homes Trust(b)(c) Series 2018-SFR4 Class A 3.57%, 01/17/2038 1-mo. LIBOR + 1.10%	474,575
750,000	Master Credit Card Trust II(b)(c) Series 2018-1A Class A 2.97%, 07/21/2024 1-mo. LIBOR + 0.49%	747,383
477,786	OSCAR US Funding Trust V(b) Series 2016-2A Class A3 2.73%, 12/15/2020	476,584
575,000	Penarth Master Issuer PLC(b)(c) Series 2018-2A Class A1 2.91%, 09/18/2022 1-mo. LIBOR + 0.45%	572,615
925,000	Silver Arrow Canada LP(b) Series 2018-1A Class A3 CAD, 3.17%, 08/15/2025	680,090
1,231,946	Starwood Waypoint Homes Trust(b)(c) Series 2017-1 Class A 3.42%, 01/17/2035 1-mo. LIBOR + 0.95%	1,225,376
500,000	Tesla Auto Lease Trust(b) Series 2018-B Class A 3.71%, 08/20/2021	501,206
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 800,000	Trillium Credit Card Trust II(b)(c) Series 2018-2A Class A 2.86%, 09/26/2023 1-mo. LIBOR + 0.35%	$ 799,348
1,250,000	Verizon Owner Trust Series 2018-A Class C 3.55%, 04/20/2023	1,261,690
800,000	World Omni Automobile Lease Securitization Trust Series 2018-B Class A4 3.30%, 03/15/2024	806,124
TOTAL ASSET-BACKED SECURITIES — 2.77% (Cost $12,492,179)		$ 12,503,868
CORPORATE BONDS AND NOTES
Basic Materials — 0.62%
200,000	Equate Petrochemical BV 3.00%, 03/03/2022	193,000
225,000	Indonesia Asahan Aluminium Persero PT(b) 5.23%, 11/15/2021	227,939
600,000	OCP SA 6.88%, 04/25/2044	622,800
750,000	SABIC Capital II BV(b) 4.00%, 10/10/2023	746,250
650,000	SASOL Financing USA LLC 5.88%, 03/27/2024	648,585
375,000	Suzano Austria GmbH(b) 7.00%, 03/16/2047	384,750
		2,823,324
Communications — 0.12%
525,000	Comcast Corp 3.70%, 04/15/2024	528,168
Consumer, Cyclical — 0.28%
200,000	CK Hutchison Europe Finance Ltd EUR, 1.25%, 04/13/2025	223,179
320,000	CK Hutchison Finance II Ltd EUR, 0.88%, 10/03/2024	356,246
225,000	McDonald's Corp 2.20%, 05/26/2020	222,455
450,000	Sands China Ltd(b) 4.60%, 08/08/2023	447,024
		1,248,904
Consumer, Non-Cyclical — 1.00%
225,000	AbbVie Inc 2.50%, 05/14/2020	222,832
225,000	Amgen Inc 3.88%, 11/15/2021	227,966
225,000	Anheuser-Busch InBev Finance Inc 2.65%, 02/01/2021	221,154

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND (FORMERLY GREAT-WEST TEMPLETON GLOBAL BOND FUND)
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Consumer, Non-cyclical — (continued)
$ 225,000	BAT Capital Corp 2.30%, 08/14/2020	$ 219,638
225,000	Becton Dickinson & Co 2.40%, 06/05/2020	221,570
225,000	Celgene Corp 2.88%, 08/15/2020	223,404
225,000	Cigna Corp 3.40%, 09/17/2021	224,479
225,000	Conagra Brands Inc 3.80%, 10/22/2021	225,069
	CVS Health Corp
225,000	2.80%, 07/20/2020	222,933
625,000	3.88%, 07/20/2025	609,335
580,000	DP World Ltd 6.85%, 07/02/2037	643,510
151,000	HCA Inc 6.50%, 02/15/2020	154,775
	Keurig Dr Pepper Inc(b)
225,000	3.55%, 05/25/2021	224,651
650,000	4.06%, 05/25/2023	647,316
225,000	Shire Acquisitions Investments Ireland Designated Activity Co 2.40%, 09/23/2021	217,562
		4,506,194
Energy — 0.88%
650,000	Abu Dhabi Crude Oil Pipeline LLC(b) 4.60%, 11/02/2047	634,615
1,075,000	Ecopetrol SA 5.88%, 05/28/2045	1,013,499
625,000	Energy Transfer Partners LP 3.60%, 02/01/2023	602,111
525,000	Gazprom OAO Via Gaz Capital SA EUR, 2.50%, 03/21/2026	564,676
575,000	KazMunayGas National Co JSC 6.38%, 10/24/2048	577,875
600,000	Petrobras Global Finance BV 7.25%, 03/17/2044	591,306
		3,984,082
Financial — 2.13%
	Korea Monetary Stabilization Bond
2,430,000,000	KRW, 1.85%, 10/02/2019	2,177,899
6,915,000,000	KRW, 2.06%, 12/02/2019	6,209,240
1,275,000	Royal Bank of Scotland Group PLC 3.88%, 09/12/2023	1,222,249
Principal Amount(a)		Fair Value
		9,609,388
Industrial — 0.51%
$ 3,000,000	General Electric Co(c)(d) 5.00%, Perpetual 3-mo. LIBOR + 3.33%	$ 2,295,000
Technology — 0.13%
600,000	Dell International LLC / EMC Corp(b) 6.02%, 06/15/2026	602,986
TOTAL CORPORATE BONDS AND NOTES — 5.67% (Cost $26,199,126)		$ 25,598,046
FOREIGN GOVERNMENT BONDS AND NOTES
750,000	Arab Petroleum Investments Corp(b) 4.13%, 09/18/2023	749,160
	Argentina Treasury Bill(e)
42,105,000	ARS, 0.00%, 09/30/2019	1,276,589
30,118,000	ARS, 0.00%, 10/31/2019	883,307
40,894,000	ARS, 0.00%, 04/30/2020	1,191,712
	Argentine Bonos del Tesoro
92,500,000	ARS, 18.20%, 10/03/2021	1,865,474
3,215,000	ARS, 50.25%, 04/03/2022(c) BADLARPP + 2.00%	79,820
42,851,000	ARS, 16.00%, 10/17/2023(f)	951,486
78,288,000	ARS, 15.50%, 10/17/2026(f)	1,584,631
	Argentine Republic Government International Bond
525,000	6.88%, 01/26/2027	400,312
900,000	EUR, 5.25%, 01/15/2028	739,869
4,350,000	Australia Government Bond AUD, 2.25%, 05/21/2028	3,044,568
716,000	Bonos de la Nacion Argentina con Ajuste por CER ARS, 4.00%, 03/06/2020	23,955
957,000	Bonos de la Nacion Argentina En Moneda Dua 4.50%, 02/13/2020	895,006
	Brazil Notas do Tesouro Nacional Series F
2,050 (g)	BRL, 10.00%, 01/01/2021	553,230
32,297 (g)	BRL, 10.00%, 01/01/2023	8,729,857
27,055 (g)	BRL, 10.00%, 01/01/2025	7,280,669
55,259 (g)	BRL, 10.00%, 01/01/2027	14,904,466
	Bundesrepublik Deutschland Bundesanleihe
8,300,000	EUR, 3.00%, 07/04/2020	10,036,696
1,925,000	EUR, 4.75%, 07/04/2028	3,155,296
1,525,000	EUR, 2.50%, 08/15/2046	2,459,758
1,100,000	Canadian Government Real Return Bond CAD, 0.50%, 12/01/2050	766,030
	Colombia Government International Bond
266,000,000	COP, 7.75%, 04/14/2021	85,226

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND (FORMERLY GREAT-WEST TEMPLETON GLOBAL BOND FUND)
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
41,000,000	COP, 4.38%, 03/21/2023	$ 11,945
600,000	4.00%, 02/26/2024	594,000
64,000,000	COP, 9.85%, 06/28/2027	24,125
425,000	4.50%, 03/15/2029	420,112
	Colombian TES
1,189,000,000	COP, 7.00%, 05/04/2022	380,504
4,456,000,000	COP, 10.00%, 07/24/2024	1,613,720
8,723,200,000	COP, 7.50%, 08/26/2026	2,827,325
4,621,700,000	COP, 6.00%, 04/28/2028	1,348,047
3,945,100,000	COP, 7.75%, 09/18/2030	1,286,941
875,000	Cyprus Government International Bond EUR, 4.25%, 11/04/2025	1,158,326
2,300,000	Denmark Government Bond(h) DKK, 4.50%, 11/15/2039	613,845
4,950,000	Deutsche Bundesrepublik Inflation Linked Bond(h) EUR, 0.10%, 04/15/2026	6,446,191
750,000	Finland Government Bond(b) EUR, 0.50%, 09/15/2027	865,486
	French Republic Government Bond OAT
3,575,000	EUR, 3.50%, 04/25/2020	4,315,080
2,750,000	EUR, 0.00%, 03/25/2023	3,169,711
4,750,000	EUR, 0.25%, 11/25/2026	5,364,813
6,125,000	EUR, 2.00%, 05/25/2048(b)	7,622,049
650,000	Ghana Government International Bond(b) 7.63%, 05/16/2029	582,218
370,000	Ghana Treasury Note GHC, 17.18%, 01/06/2020	73,999
600,000	Hellenic Republic Government Bond EUR, 3.90%, 01/30/2033	625,870
	Hungary Government International Bond
490,000	EUR, 1.25%, 10/22/2025	556,304
525,000	EUR, 1.75%, 10/10/2027	607,835
	India Government Bond
141,000,000	INR, 8.15%, 06/11/2022	2,074,153
329,000,000	INR, 8.08%, 08/02/2022	4,839,690
25,000,000	INR, 6.84%, 12/19/2022	354,150
362,000,000	INR, 8.83%, 11/25/2023	5,516,980
361,000,000	INR, 7.68%, 12/15/2023	5,269,054
595,000,000	INR, 7.59%, 01/11/2026	8,613,715
	Indonesia Government International Bond
475,000	EUR, 3.75%, 06/14/2028	590,287
700,000	4.35%, 01/11/2048	638,135
	Indonesia Treasury Bond
2,198,000,000	IDR, 7.00%, 05/15/2022	148,708
3,887,000,000	IDR, 12.90%, 06/15/2022	308,734
257,000,000	IDR, 10.25%, 07/15/2022	19,011
2,419,000,000	IDR, 5.63%, 05/15/2023	154,342
71,311,000,000	IDR, 8.38%, 09/15/2026	5,042,048
10,314,000,000	IDR, 7.00%, 05/15/2027	671,342
212,000,000	IDR, 10.00%, 02/15/2028	16,312
635,000,000	IDR, 6.13%, 05/15/2028	38,860
8,099,000,000	IDR, 9.00%, 03/15/2029	592,714
1,440,000,000	IDR, 10.50%, 08/15/2030	116,425
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
17,784,000,000	IDR, 8.75%, 05/15/2031	$ 1,288,340
18,670,000,000	IDR, 8.38%, 03/15/2034	1,307,393
42,000,000	Inter-American Development Bank MXP, 7.50%, 12/05/2024	1,952,345
85,000,000	International Finance Corp INR, 6.30%, 11/25/2024	1,150,784
1,375,000	Ireland Government Bond EUR, 1.00%, 05/15/2026	1,621,536
	Italy Buoni Poliennali Del Tesoro
4,975,000	EUR, 1.05%, 12/01/2019	5,735,851
3,400,000	EUR, 1.35%, 04/15/2022	3,906,663
2,675,000	EUR, 2.70%, 03/01/2047(b)	2,718,668
656,125	Ivory Coast Government International Bond(i) 5.75%, 12/31/2032	576,570
1,500,000	Japan Bank for International Cooperation 3.38%, 10/31/2023	1,528,266
665,600,000	Japan Government Five Year Bond JPY, 0.10%, 06/20/2021	6,109,577
	Japan Government Ten Year Bond
600,500,000	JPY, 0.80%, 09/20/2023	5,722,241
380,300,000	JPY, 0.50%, 12/20/2024	3,602,623
1,094,300,000	Japan Government Thirty Year Bond JPY, 0.70%, 06/20/2048	9,928,921
	Japanese Government CPI Linked Bond(h)
1,445,000,000	JPY, 0.10%, 03/10/2027	13,836,839
549,900,000	JPY, 0.10%, 03/10/2028	5,203,466
575,000	Kazakhstan Government International Bond(b) EUR, 1.55%, 11/09/2023	660,619
675,000	Kenya Government International Bond 7.25%, 02/28/2028	602,437
1,025,000	Kingdom of Belgium Government Bond(b) EUR, 1.90%, 06/22/2038	1,250,191
2,122,000,000	Korea Treasury Bond KRW, 2.00%, 03/10/2020	1,905,839
	Mexican Bonos
2,625,700 (j)	MXP, 5.00%, 12/11/2019	12,928,383
709,900 (j)	MXP, 8.00%, 06/11/2020	3,585,452
757,500 (j)	MXP, 6.50%, 06/10/2021	3,679,118
	Mexican Udibonos, Index Linked(h)
7,210 (k)	MXP, 4.00%, 06/13/2019	225,762
5,670 (k)	MXP, 2.50%, 12/10/2020	173,171
1,625,000	Netherlands Government Bond(b) EUR, 0.75%, 07/15/2027	1,935,586
575,000	Panama Government International Bond 4.00%, 09/22/2024	579,744
142,970,000	Philippines Government Bond PHP, 3.88%, 11/22/2019	2,648,617

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND (FORMERLY GREAT-WEST TEMPLETON GLOBAL BOND FUND)
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
625,000	Qatar Government International Bond 5.10%, 04/23/2048	$ 656,406
	Republic of Austria Government Bond(b)
1,125,000	EUR, 0.75%, 02/20/2028	1,318,964
575,000	EUR, 1.50%, 02/20/2047	683,578
	Republic of Ghana Government Bonds
220,000	GHC, 21.50%, 03/09/2020	45,834
220,000	GHC, 21.00%, 03/23/2020	45,623
110,000	GHC, 18.50%, 06/01/2020	22,192
260,000	GHC, 18.25%, 09/21/2020	52,137
180,000	GHC, 24.75%, 03/01/2021	39,969
400,000	GHC, 16.50%, 03/22/2021	76,480
1,660,000	GHC, 16.25%, 05/17/2021	318,347
50,000	GHC, 24.50%, 06/21/2021	11,152
300,000	GHC, 24.75%, 07/19/2021	65,787
130,000	GHC, 18.25%, 07/25/2022	25,164
170,000	GHC, 17.60%, 11/28/2022	31,902
1,370,000	GHC, 16.50%, 02/06/2023	249,361
970,000	GHC, 19.75%, 03/25/2024	192,841
2,890,000	GHC, 19.00%, 11/02/2026	529,730
3,873,000	GHC, 19.75%, 03/15/2032	761,070
525,000	Republic of Poland Government International Bond EUR, 1.13%, 08/07/2026	612,347
16,900,000	Republic of South Africa Government Bond ZAR, 10.50%, 12/21/2026	1,277,793
71,000,000	Russian Federal Bond - OFZ RUB, 6.70%, 05/15/2019	1,016,367
	Spain Government Bond(b)
1,825,000	EUR, 4.40%, 10/31/2023	2,488,358
3,275,000	EUR, 1.50%, 04/30/2027	3,835,749
3,425,000	EUR, 2.90%, 10/31/2046	4,200,853
355,700,000	Thailand Government Bond THB, 3.88%, 06/13/2019	11,031,507
575,000	Turkey Government International Bond 7.50%, 11/07/2019	585,781
2,717,000	Ukraine Government International Bond(b)(l) 2.60%, 05/31/2040	1,562,275
4,900,000	United Kingdom Gilt GBP, 1.50%, 07/22/2047	5,777,429
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 60.09% (Cost $279,161,041)		$271,050,221
MORTGAGE-BACKED SECURITIES
Non-Agency — 0.20%
	Commercial Mortgage Pass Through Certificates
	Series 2014-CR14 Class A4
$ 365,000	4.24%, 02/10/2047(l)	379,891
	Series 2014-CR19 Class A5
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 500,000	3.80%, 08/10/2047	$ 509,971
		889,862
U.S. Government Agency — 0.62%
325,000	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates Series KC02 Class A2 3.37%, 07/25/2025	327,590
	Freddie Mac Multifamily Structured Pass Through Certificates
	Series K159 Class A2
375,000	3.95%, 11/25/2030(l)	388,094
	Series KL3W Class AFLW
420,000	2.80%, 08/25/2025(c) 1-mo. LIBOR + 0.45%	420,783
445,084	Government National Mortgage Association(l) 4.41%, 07/20/2062	448,717
610,695	Seasoned Credit Risk Transfer Trust Series 2018-4 Class M55D 4.00%, 03/25/2058	621,385
620,602	Seasoned Loans Structured Transaction Series 2018-2 Class A1 3.50%, 11/25/2028	608,989
		2,815,558
TOTAL MORTGAGE-BACKED SECURITIES — 0.82% (Cost $3,679,478)		$ 3,705,420
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
10,800,000	2.75%, 11/30/2020	10,846,902
13,640,000	2.88%, 11/30/2023	13,876,801
2,015,000	3.13%, 11/15/2028	2,091,478
4,600,000	3.13%, 05/15/2048	4,695,410
2,140,000	3.38%, 11/15/2048	2,292,300
TOTAL U.S. TREASURY BONDS AND NOTES — 7.49% (Cost $33,521,393)		$ 33,802,891
SHORT TERM INVESTMENTS
Foreign Government Bonds and Notes — 6.17%
	Argentina Treasury Bill(e)
3,761,000	ARS, 0.00%, 03/29/2019	112,351
19,896,000	ARS, 0.00%, 04/30/2019	588,277
59,933,000	ARS, 0.00%, 05/31/2019	1,736,243
	Mexico Cetes
1,068,240 (j)	MXP, 8.29%, 03/28/2019	532,915
16,362,600 (j)	MXP, 9.02%, 04/11/2019	8,120,872
5,414,830 (j)	MXP, 8.44%, 05/23/2019	2,666,036

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND (FORMERLY GREAT-WEST TEMPLETON GLOBAL BOND FUND)
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
1,583,170 (j)	MXP, 8.55%, 07/04/2019	$ 771,696
24,272,980 (j)	MXP, 8.56%, 07/18/2019	11,793,518
3,161,270 (j)	MXP, 8.92%, 09/12/2019	1,513,011
		27,834,919
U.S. Government Agency Bonds and Notes — 4.53%
20,445,000	Federal Home Loan Bank 2.18%, 01/02/2019	20,443,779
U.S. Treasury Bonds and Notes — 8.44%
	U.S. Treasury Bills
870,000	2.17%, 01/03/2019(m)	869,895
5,807,000	1.98%, 01/31/2019	5,797,418
28,737,000	2.27%, 02/28/2019	28,632,307
2,740,000	U.S. Treasury Notes 2.75%, 02/15/2019	2,741,160
		38,040,780
Repurchase Agreements — 0.30%
364,358	Repurchase agreement (principal amount/value $364,630 with a maturity value of $364,691) with HSBC Securities (USA) Inc, 3.00%, dated 12/31/18 to be repurchased at $364,358 on 1/2/19 collateralized by U.S. Treasury securities, 0.00% - 1.44%, 1/31/20 - 11/15/43, with a value of $371,923.(n)	364,358
Principal Amount(a)	Fair Value
Repurchase Agreements — (continued)
999,255	Undivided interest of 1.80% in a repurchase agreement (principal amount/value $55,684,707 with a maturity value of $55,694,050) with RBC Capital Markets Corp, 3.02%, dated 12/31/18 to be repurchased at $999,255 on 1/2/19 collateralized by various U.S. Government Agency securities, 3.00% - 7.00%, 10/1/25 - 10/20/48, with a value of $56,798,401.(n)
$ 999,255
1,363,613
SHORT TERM INVESTMENTS — 19.44% (Cost $87,758,956)	$ 87,683,091
TOTAL INVESTMENTS — 96.28% (Cost $442,812,173)	$434,343,537
OTHER ASSETS & LIABILITIES, NET — 3.72%	$ 16,765,176
TOTAL NET ASSETS — 100.00%	$451,108,713

(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2018.
(d)	Security has no contractual maturity date and pays an indefinite stream of interest.
(e)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(f)	All or a portion of the security is on loan at December 31, 2018.
(g)	Principal amount is stated in 1,000 Brazilian Real Units.
(h)	Principal amount of the security is adjusted for inflation.
(i)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2018. Maturity date disclosed represents final maturity date.
(j)	Principal amount is stated in 100 Mexican Peso Units.
(k)	Principal amount is stated in 100 Unidad de Inversion Units.
(l)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(m)	All or a portion of the security has been pledged as collateral to cover segregation requirements on open futures contracts.
(n)	Collateral received for securities on loan.
BADLARPP	Argentina Deposit Rate is the interest rate banks charge each other for short-term loans.
CPI	Consumer Price Index
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND (FORMERLY GREAT-WEST TEMPLETON GLOBAL BOND FUND)
Schedule of Investments
As of December 31, 2018
At December 31, 2018, the Fund held the following outstanding futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Appreciation/ (Depreciation)
Australian 3 Year Bond Long Futures	15	AUD	1,473,000	March 2019	$ (3,403)
Canadian 10 Year Bond Long Futures	3	CAD	410,310	March 2019	7,620
Euro-Bobl Short Futures	192	EUR	25,443,840	March 2019	(72,758)
Euro-Bpt Long Futures	77	EUR	9,842,140	March 2019	268,063
Euro-Bund Short Futures	60	EUR	9,812,400	March 2019	(47,588)
Euro-Buxl Short Futures	7	EUR	1,264,340	March 2019	(18,178)
Japan 10 Year Bond Short Futures	12	JPY	1,829,760,000	March 2019	(53,690)
Long Gilt Long Futures	15	GBP	1,847,550	March 2019	(15,117)
U.S. 10 Year Treasury Note Short Futures	10	USD	1,220,156	March 2019	(7,437)
U.S. 2 Year Treasury Note Long Futures	31	USD	6,581,688	March 2019	21,313
U.S. Long Bond Long Futures	21	USD	3,066,000	March 2019	128,625
				Net Appreciation	$207,450
At December 31, 2018, the Fund held the following forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BA	JPY	68,000,000	USD	613,620	January 31, 2019	$8,535
BA	USD	3,030,629	AUD	4,180,000	January 31, 2019	84,480
BA	USD	2,534,700	AUD	3,500,000	February 28, 2019	66,799
BA	USD	6,236,233	EUR	5,346,794	January 15, 2019	102,266
BA	USD	740,578	EUR	636,164	January 16, 2019	10,693
BA	USD	1,845,830	EUR	1,605,628	January 28, 2019	1,767
BA	USD	13,555,369	EUR	11,850,000	January 30, 2019	(56,679)
BA	USD	527,509	EUR	460,000	January 31, 2019	(932)
BA	USD	254,630	EUR	221,000	February 21, 2019	330
BA	USD	13,469,303	EUR	11,850,000	February 28, 2019	(173,662)
BA	USD	1,003,646	GBP	790,000	January 31, 2019	(5,118)
BA	USD	12,969,299	JPY	1,450,000,000	January 31, 2019	(297,244)
BA	USD	912,369	JPY	102,000,975	February 20, 2019	(22,239)
BA	USD	12,830,155	JPY	1,450,000,000	February 28, 2019	(463,576)
BA	USD	2,038,735	JPY	226,713,500	May 21, 2019	(54,898)
BA	USD	344,068	NOK	3,000,000	January 31, 2019	(3,381)
BB	JPY	613,500,000	USD	5,430,357	January 31, 2019	182,763
BB	USD	1,779,524	EUR	1,549,750	January 31, 2019	(807)
BB	USD	549,852	EUR	480,000	March 11, 2019	(3,316)
BB	USD	1,424,376	JPY	156,670,000	January 11, 2019	(6,465)
BB	USD	550,826	JPY	59,530,000	January 24, 2019	6,504
BB	USD	240,642	JPY	25,220,000	February 15, 2019	9,642
BB	USD	1,142,488	MXP	23,260,000	February 25, 2019	(31,166)
BB	USD	1,296,241	NZD	1,890,000	January 31, 2019	26,831
CIT	AUD	6,060,000	USD	4,378,653	January 31, 2019	(107,441)
CIT	CSK	149,170,000	USD	6,589,217	February 25, 2019	61,019
CIT	GBP	15,980,000	USD	20,244,263	January 31, 2019	160,881
CIT	MXP	7,330,000	USD	353,534	February 25, 2019	16,323
CIT	NOK	73,140,000	USD	8,556,066	January 31, 2019	(85,257)
CIT	SEK	53,210,000	USD	5,855,947	January 31, 2019	163,166
CIT	SGD	4,490,000	USD	3,291,837	February 25, 2019	6,659
CIT	USD	746,235	AUD	1,053,900	January 09, 2019	3,776
CIT	USD	1,685,471	AUD	2,369,548	January 15, 2019	15,936
CIT	USD	750,282	AUD	1,053,900	February 01, 2019	7,461
CIT	USD	1,679,602	AUD	2,369,548	February 13, 2019	9,173
CIT	USD	1,718,000	AUD	2,377,904	March 13, 2019	40,990
CIT	USD	422,190	CAD	570,000	January 31, 2019	4,265
CIT	USD	5,382,674	EUR	4,613,945	January 15, 2019	89,448
CIT	USD	6,161,759	EUR	5,349,167	January 29, 2019	17,717
CIT	USD	202,860	EUR	177,000	February 01, 2019	(491)
CIT	USD	496,321	EUR	430,647	February 21, 2019	786
CIT	USD	2,436,776	HUF	687,780,000	February 25, 2019	(27,107)
CIT	USD	1,202,511	JPY	129,520,000	January 25, 2019	18,114
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND (FORMERLY GREAT-WEST TEMPLETON GLOBAL BOND FUND)
Schedule of Investments
As of December 31, 2018
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
CIT	USD	1,360,751	JPY	152,779,000	February 13, 2019	$(38,406)
CIT	USD	1,137,004	JPY	120,457,000	February 14, 2019	33,772
CIT	USD	858,650	JPY	91,959,500	February 15, 2019	16,358
CIT	USD	8,223,537	JPY	920,000,000	February 20, 2019	(206,177)
CIT	USD	1,789,018	JPY	194,822,300	February 21, 2019	3,783
CIT	USD	1,648,413	JPY	185,758,800	March 18, 2019	(57,536)
CIT	USD	2,786,725	RON	11,420,000	February 25, 2019	(20,643)
DB	USD	3,205,381	EUR	2,747,131	January 15, 2019	53,807
DB	USD	2,026,743	EUR	1,751,700	January 24, 2019	15,604
DB	USD	320,194	EUR	277,171	January 25, 2019	1,944
DB	USD	3,204,990	EUR	2,814,827	February 19, 2019	(33,455)
DB	USD	681,057	JPY	73,860,000	January 24, 2019	5,706
DB	USD	1,384,970	JPY	150,772,000	February 21, 2019	3,386
DB	USD	2,381,628	JPY	268,480,000	March 18, 2019	(84,005)
DB	USD	1,920,934	KRW	2,155,000,000	May 29, 2019	(24,893)
DB	USD	2,018,712	KRW	2,244,000,000	June 10, 2019	(8,543)
GS	CAD	3,330,000	USD	2,497,508	January 31, 2019	(55,949)
GS	JPY	46,980,000	USD	419,314	January 31, 2019	10,522
GS	PLN	4,650,000	USD	1,236,719	February 25, 2019	7,260
GS	USD	532,522	EUR	456,963	January 15, 2019	8,283
GS	USD	224,828	EUR	193,000	January 16, 2019	3,395
GS	USD	9,576,849	EUR	8,388,408	January 31, 2019	(59,637)
GS	USD	383,677	EUR	336,500	February 19, 2019	(3,464)
GS	USD	529,574	JPY	58,269,000	January 11, 2019	(2,588)
GS	USD	579,031	JPY	64,380,000	January 31, 2019	(10,004)
HSB	USD	976,621	EUR	839,000	January 16, 2019	14,018
HSB	USD	1,466,906	EUR	1,285,000	January 31, 2019	(9,284)
HSB	USD	932,427	EUR	810,000	February 14, 2019	891
HSB	USD	216,771	GBP	170,000	January 31, 2019	(305)
HSB	USD	1,187,238	JPY	134,450,000	January 18, 2019	(41,456)
HSB	USD	6,093,923	JPY	655,773,132	January 31, 2019	94,032
HSB	USD	345,251	JPY	37,738,000	February 19, 2019	(507)
HSB	USD	1,192,615	JPY	134,450,000	March 18, 2019	(42,131)
HSB	USD	2,395,528	KRW	2,657,000,000	January 10, 2019	12,158
HSB	USD	4,040,498	KRW	4,330,000,000	March 20, 2019	142,684
JPM	IDR	19,419,555,300	USD	1,247,883	January 17, 2019	101,648
JPM	IDR	55,542,800,000	USD	3,586,878	January 24, 2019	271,892
JPM	IDR	47,000,000,000	USD	2,998,023	April 26, 2019	227,090
JPM	NOK	10,000,000	USD	1,161,275	January 31, 2019	(3,111)
JPM	USD	1,884,590	AUD	2,668,000	January 11, 2019	4,935
JPM	USD	1,263,973	AUD	1,779,467	January 14, 2019	10,224
JPM	USD	723,147	AUD	1,015,250	January 15, 2019	7,823
JPM	USD	1,892,279	AUD	2,668,000	February 13, 2019	11,454
JPM	USD	1,481,651	AUD	2,030,500	February 15, 2019	50,193
JPM	USD	1,387,228	AUD	1,907,000	February 19, 2019	42,755
JPM	USD	1,189,456	AUD	1,623,000	February 20, 2019	45,192
JPM	USD	638,974	DKK	4,180,000	January 31, 2019	(4,285)
JPM	USD	2,202,116	EUR	1,909,777	January 11, 2019	11,925
JPM	USD	1,320,977	EUR	1,143,000	January 23, 2019	8,802
JPM	USD	11,839,939	EUR	10,374,000	January 31, 2019	(77,567)
JPM	USD	2,119,821	EUR	1,852,000	February 08, 2019	(9,063)
JPM	USD	2,220,290	EUR	1,938,668	February 11, 2019	(8,744)
JPM	USD	6,523,713	EUR	5,736,670	February 19, 2019	(76,300)
JPM	USD	2,961,000	EUR	2,573,709	February 20, 2019	(271)
JPM	USD	1,711,227	EUR	1,484,239	February 21, 2019	3,350
JPM	USD	2,418,193	JPY	266,150,000	January 11, 2019	(12,511)
JPM	USD	1,452,665	JPY	158,050,000	January 16, 2019	8,562
JPM	USD	1,855,305	JPY	200,000,000	January 25, 2019	26,404
JPM	USD	1,953,307	JPY	208,410,000	February 12, 2019	44,818
JPM	USD	2,278,349	JPY	249,183,000	February 15, 2019	(4,014)
JPM	USD	1,451,603	JPY	158,563,000	February 19, 2019	(1,161)
JPM	USD	9,248,646	JPY	1,027,450,600	May 21, 2019	(239,563)
JPM	USD	1,218,225	SEK	11,000,000	January 31, 2019	(26,095)
JPM	USD	373,342	ZAR	5,210,000	February 25, 2019	13,611
MS	USD	926,920	EUR	802,250	January 23, 2019	5,930
SAH	USD	643,764	EUR	551,000	January 17, 2019	11,535
SAH	USD	998,185	EUR	872,692	January 30, 2019	(4,273)
SAH	USD	553,235	JPY	59,860,000	January 22, 2019	5,994
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND (FORMERLY GREAT-WEST TEMPLETON GLOBAL BOND FUND)
Schedule of Investments
As of December 31, 2018
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
SAH	USD	1,858,177	JPY	207,930,000	February 01, 2019	$(44,384)
SAH	USD	344,348	JPY	37,802,500	February 19, 2019	(2,001)
UBS	AUD	3,200,000	USD	2,314,048	January 31, 2019	(58,622)
UBS	USD	5,924,253	EUR	5,190,000	January 31, 2019	(37,946)
UBS	USD	2,587,403	EUR	2,244,655	February 21, 2019	4,534
					Net Depreciation	$(186,075)
At December 31, 2018, the Fund held the following outstanding centrally cleared credit default swaps:
Reference Obligation(a)	Notional Amount(b)	Value	Upfront Payments/Receipts	Fixed Deal Pay/Receive Rate	Maturity Date	Net Unrealized Appreciation/ (Depreciation)	Buy/Sell Credit Protection	Payment Frequency
CDX.NA.HY.31 Index	$1,100,000	$22,009	$(17,052)	5.00	December 20, 2023	$4,957	Sell	Quarterly
					Net Appreciation	$4,957
(a) Based on an index of North American bonds with high yield credit ratings that trade in the credit default swap market.
(b) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

At December 31, 2018, the Fund held the following outstanding centrally cleared interest rate swaps:
Pay/Receive Floating Rate	Fixed Rate	Floating Rate	Notional Amount	Maturity Date	Net Unrealized Appreciation/ (Depreciation)	Payment Frequency
Receive	1.97%	3-mo. LIBOR	2,552,000	January 27, 2025	$ 88,643	Quarterly
Receive	1.94%	3-mo. LIBOR	1,600,000	January 29, 2025	58,699	Quarterly
Receive	1.94%	3-mo. LIBOR	1,350,000	January 30, 2025	49,257	Quarterly
Receive	1.82%	3-mo. LIBOR	2,130,000	February 03, 2025	93,027	Quarterly
Receive	1.99%	3-mo. LIBOR	3,050,000	March 27, 2025	107,974	Quarterly
Receive	1.98%	3-mo. LIBOR	3,050,000	March 27, 2025	109,248	Quarterly
Receive	2.79%	3-mo. LIBOR	7,200,000	March 13, 2047	76,064	Quarterly
Receive	2.54%	3-mo. LIBOR	10,800,000	April 13, 2047	651,129	Quarterly
Receive	2.59%	3-mo. LIBOR	4,500,000	July 27, 2047	228,143	Quarterly
Receive	3.00%	3-mo. LIBOR	3,856,000	February 22, 2048	(118,221)	Quarterly
Receive	3.02%	3-mo. LIBOR	3,856,000	February 23, 2048	(131,213)	Quarterly
Receive	3.25%	3-mo. LIBOR	7,690,000	November 21, 2048	(618,220)	Quarterly
				Net Appreciation	$ 594,530
Counterparty Abbreviations:
BA	Bank of America Corp
BB	Barclays Bank PLC
CIT	Citigroup Global Markets
DB	Deutsche Bank
GS	Goldman Sachs
HSB	HSBC Bank USA
JPM	JP Morgan Chase & Co
MS	Morgan Stanley
SAH	Standard Chartered Bank
UBS	UBS AG
Currency Abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND (FORMERLY GREAT-WEST TEMPLETON GLOBAL BOND FUND)
Schedule of Investments
As of December 31, 2018
COP	Colombian Peso
CSK	Czechoslovak Koruna
DKK	Danish Krone
EUR	Euro Dollar
GBP	British Pound
GHC	Ghanaian Cedi
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXP	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar
ZAR	South African Rand
Summary of Investments by Country as of December 31, 2018.
Country	Fair Value	Percentage of Fund Investments
United States	$118,078,656	27.19%
Mexico	45,989,934	10.59
Japan	45,931,932	10.58
Brazil	31,468,222	7.24
India	26,667,742	6.14
Germany	22,097,941	5.09
France	20,471,653	4.71
Italy	12,361,183	2.85
Argentina	12,329,031	2.84
Indonesia	11,160,591	2.57
Thailand	11,031,507	2.54
Spain	10,524,960	2.42
South Korea	10,292,978	2.37
Columbia	9,605,445	2.21
United Kingdom	7,572,293	1.74
Canada	4,150,672	0.96
Netherlands	3,466,142	0.80
Ghana	3,123,807	0.72
South Africa	3,079,600	0.71
Australia	3,044,568	0.70
Philippines	2,648,617	0.61
Austria	2,387,292	0.55
Ireland	1,839,097	0.42
Turkey	1,744,107	0.40
Russia	1,581,044	0.36
Ukraine	1,562,275	0.36
Belgium	1,471,345	0.34
United Arab Emirates	1,278,124	0.29
Kazakhstan	1,238,493	0.29
Hungary	1,164,139	0.27
Cayman Islands	1,026,449	0.24
Finland	865,486	0.20
Qatar	656,406	0.15
Greece	625,870	0.14
Denmark	613,845	0.14
Poland	612,347	0.14
Panama	579,744	0.13
Total	$434,343,537	100.00%
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2018
Great-West Global Bond Fund (formerly Great-West Templeton Global Bond Fund)
ASSETS:
Investments in securities, fair value (including $1,308,898 of securities on loan)(a)	$432,979,924
Repurchase agreements, fair value(b)	1,363,613
Cash	10,605,412
Cash denominated in foreign currencies, fair value(c)	502,153
Cash pledged on forward foreign currency contracts	632,232
Dividends and interest receivable	4,187,562
Subscriptions receivable	303,439
Receivable for investments sold	16,370
Variation margin on futures contracts	8,417
Cash pledged on centrally cleared swaps	3,915,475
Unrealized appreciation on forward foreign currency contracts	2,462,597
Total Assets	456,977,194
LIABILITIES:
Payable for director fees	4,279
Payable for investments purchased	478,506
Payable for other accrued fees	211,435
Payable for shareholder services fees	12,632
Payable to investment adviser	266,158
Payable upon return of securities loaned	1,363,613
Redemptions payable	632,070
Unrealized depreciation on forward foreign currency contracts	2,648,672
Variation margin on centrally cleared swaps	251,116
Total Liabilities	5,868,481
NET ASSETS	$451,108,713
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$5,110,500
Paid-in capital in excess of par	452,453,555
Total distributable earnings	(6,455,342)
NET ASSETS	$451,108,713
NET ASSETS BY CLASS
Investor Class	$41,753,679
Institutional Class	$409,355,034
CAPITAL STOCK:
Authorized
Investor Class	70,000,000
Institutional Class	150,000,000
Issued and Outstanding
Investor Class	5,170,947
Institutional Class	45,934,049
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$8.07
Institutional Class	$8.91
(a) Cost of investments	$441,448,560
(b) Cost of repurchase agreements	$1,363,613
(c) Cost of cash denominated in foreign currencies	$510,067
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2018
Great-West Global Bond Fund (formerly Great-West Templeton Global Bond Fund)
INVESTMENT INCOME:
Interest	$18,385,480
Income from securities lending	17,801
Foreign withholding tax	(692,792)
Total Income	17,710,489
EXPENSES:
Management fees	2,295,001
Shareholder services fees – Investor Class	151,576
Audit and tax fees	64,201
Custodian fees	357,872
Director's fees	18,081
Legal fees	2,762
Pricing fees	15,276
Registration fees	34,031
Shareholder report fees	336
Transfer agent fees	7,845
Other fees	622
Total Expenses	2,947,603
Less amount waived by investment adviser	188,556
Net Expenses	2,759,047
NET INVESTMENT INCOME	14,951,442
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(13,079,939)
Net realized gain on credit default swaps	13,629
Net realized gain on interest rate swaps	1,923,206
Net realized loss on futures contracts	(542,698)
Net realized gain on written option contracts	7,975
Net realized loss on purchased options contracts	(45,430)
Net realized gain on forward foreign currency contracts	7,304,207
Net Realized Loss	(4,419,050)
Net change in unrealized depreciation on investments and foreign currency translations	(13,700,537)
Net change in unrealized appreciation on credit default swaps	4,957
Net change in unrealized appreciation on interest rate swaps	901,520
Net change in unrealized appreciation on futures contracts	207,450
Net change in unrealized appreciation on forward foreign currency contracts	4,479,022
Net Change in Unrealized Depreciation	(8,107,588)
Net Realized and Unrealized Loss	(12,526,638)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,424,804
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2018 and 2017
Great-West Global Bond Fund (formerly Great-West Templeton Global Bond Fund)	2018	2017
OPERATIONS:
Net investment income	$14,951,442	$15,300,178
Net realized loss	(4,419,050)	(5,107,688)
Net change in unrealized depreciation	(8,107,588)	(2,107,772)
Net Increase in Net Assets Resulting from Operations	2,424,804	8,084,718
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	-	(960,990)
Institutional Class	-	(6,048,877)
From return of capital	0	(7,009,867)
From net investment income and net realized gains
Investor Class	(1,242,121)	-
Institutional Class	(11,406,763)	-
From net investment income and net realized gains	(12,648,884)	0
Total Distributions	(12,648,884)	(7,009,867)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	14,969,260	17,496,812
Institutional Class	200,020,880	82,517,605
Shares issued in reinvestment of distributions
Investor Class	1,242,121	960,990
Institutional Class	11,406,763	6,048,877
Shares redeemed
Investor Class	(20,663,653)	(25,196,836)
Institutional Class	(122,462,154)	(58,366,721)
Net Increase in Net Assets Resulting from Capital Share Transactions	84,513,217	23,460,727
Total Increase in Net Assets	74,289,137	24,535,578
NET ASSETS:
Beginning of year	376,819,576	352,283,998
End of year(a)	$451,108,713	$376,819,576
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	1,817,289	2,061,226
Institutional Class	22,354,471	8,860,463
Shares issued in reinvestment of distributions
Investor Class	153,969	118,788
Institutional Class	1,279,909	647,757
Shares redeemed
Investor Class	(2,490,645)	(2,975,414)
Institutional Class	(13,517,696)	(6,253,029)
Net Increase	9,597,297	2,459,791
(a)	For the year ended December 31, 2017, net assets included undistributed (overdistributed) net investment income of $(15,866,072). The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND (FORMERLY GREAT-WEST TEMPLETON GLOBAL BOND FUND)
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2018	$ 8.34	0.30	(0.32)	(0.02)	-	(0.22)	(0.03)	(0.25)	$8.07	(0.27%)
12/31/2017	$ 8.34	0.33	(0.17)	0.16	(0.16)	-	-	(0.16)	$8.34	1.95%
12/31/2016	$ 8.21	0.19	0.12	0.31	(0.07)	(0.11)	-	(0.18)	$8.34	2.97%
12/31/2015	$ 9.03	0.14	(0.27)	(0.13)	(0.23)	(0.35)	(0.11)	(0.69)	$8.21	(4.19%)
12/31/2014	$ 9.58	0.18	(0.17)	0.01	-	(0.44)	(0.12)	(0.56)	$9.03	0.15%
Institutional Class
12/31/2018	$ 9.20	0.35	(0.35)	0.00	-	(0.26)	(0.03)	(0.29)	$8.91	0.06%
12/31/2017	$ 9.16	0.40	(0.20)	0.20	(0.16)	-	-	(0.16)	$9.20	2.47%
12/31/2016	$ 8.98	0.24	0.13	0.37	(0.07)	(0.12)	-	(0.19)	$9.16	3.29%
12/31/2015 (d)	$10.00	0.27	(0.59)	(0.32)	(0.23)	(0.36)	(0.11)	(0.70)	$8.98	(5.54%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2018	$ 41,754	1.12%	1.01%	3.60%	123%
12/31/2017	$ 47,461	1.22%	1.13%	3.88%	55%
12/31/2016	$ 54,085	1.30%	1.30%	2.32%	50%
12/31/2015	$ 71,085	1.30%	1.30%	1.55%	49%
12/31/2014	$384,235	1.30%	1.30%	1.89%	28%
Institutional Class
12/31/2018	$409,355	0.70%	0.66%	3.80%	123%
12/31/2017	$329,358	0.82%	0.78%	4.24%	55%
12/31/2016	$298,199	0.95%	0.95%	2.66%	50%
12/31/2015 (d)	$300,409	0.95% (g)	0.95% (g)	4.26% (g)	49%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Institutional Class inception date was May 1, 2015.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND (FORMERLY GREAT-WEST TEMPLETON GLOBAL BOND FUND)
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-five funds. Interests in the Great-West Global Bond Fund (Formerly Great-West Templeton Global Bond Fund) (the Fund) are included herein. The investment objective of the Fund is to seek current income with capital appreciation and growth of income. The Fund is non-diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. This report includes information for the Investor Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

Annual Report - December 31, 2018

For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
U.S. Government Agency Bonds and Notes, U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
Interest Rate Swaps	Interest rate curves, LIBOR curves, reported trades and swap curves.
Credit Default Swaps	Reported trades, credit spreads and curves, recovery rates, restructuring types and net present value of cashflows.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Annual Report - December 31, 2018

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2018, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 12,503,868	$ —	$ 12,503,868
Corporate Bonds and Notes	—	25,598,046	—	25,598,046
Foreign Government Bonds and Notes	—	271,050,221	—	271,050,221
Mortgage-Backed Securities	—	3,705,420	—	3,705,420
U.S. Treasury Bonds and Notes	—	33,802,891	—	33,802,891
Short Term Investments	—	87,683,091	—	87,683,091
Total investments, at fair value:	0	434,343,537	0	434,343,537
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	2,462,597	—	2,462,597
Credit Default Swaps(a)	—	4,957	—	4,957
Futures Contracts(a)	425,621	—	—	425,621
Interest Rate Swaps(a)	—	1,462,184	—	1,462,184
Total Assets	$ 425,621	$ 438,273,275	$ 0	$ 438,698,896
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(a)	$ —	$ (2,648,672)	$ —	$ (2,648,672)
Futures Contracts(a)	(218,171)	—	—	(218,171)
Interest Rate Swaps(a)	—	(867,654)	—	(867,654)
Total Liabilities	$ (218,171)	$ (3,516,326)	$ 0	$ (3,734,497)
(a)	Credit Default Swaps, Futures Contracts, Forward Foreign Currency Contracts, and Interest Rate Swaps are reported at the security’s unrealized appreciation (depreciation), which represents the change in the contract’s value from trade date.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received

Annual Report - December 31, 2018

or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	2018	2017
Ordinary income	$11,380,537	$-
Long-term capital gain	1,268,347	-
Return of capital	-	7,009,867
	$12,648,884	$7,009,867
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, market discount adjustments, and foreign currency reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$3,549,052
Undistributed long-term capital gains	—
Net unrealized depreciation on foreign currency	(3,549)
Capital loss carryforwards	—
Post-October losses	(2,959,259)
Net unrealized depreciation	(7,041,586)
Tax composition of capital	$(6,455,342)
At December 31, 2018, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2018, the Fund utilized $177,331 of capital loss carryforwards to offset capital gains realized in that fiscal year. At December 31, 2018, there were no remaining capital loss carryforwards.
The Fund has elected to defer to the next fiscal year the following Post-October losses:

Annual Report - December 31, 2018

Post-October Ordinary Losses	Post-October Capital Losses
$(2,303,860)	$(655,399)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2018 were as follows:
Federal tax cost of investments	$442,002,370
Gross unrealized appreciation on investments	12,733,397
Gross unrealized depreciation on investments	(19,774,983)
Net unrealized depreciation on investments	$(7,041,586)
Application of Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued ASU No. 2017-08, "Receivables-Nonrefundable Fees and Other Costs: Premium Amortization on Purchased Callable Debt Securities" (ASU No. 2017-08). ASU No. 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening the amortization period for the premium to the earliest call date. The accounting changes in ASU 2017-08 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund adopted ASU No. 2017-08 for its fiscal year beginning January 1, 2019. The adoption of ASU No. 2017-08 did not have an impact on the Fund’s financial position or the results of its operations.
In August 2018, the Financial Accounting Standards Board issued ASU No. 2018-13, “Fair-Value Measurement: Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (ASU No. 2018-13). ASU No. 2018-13 modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. The disclosure changes in ASU 2018-13 are effective for the first interim or annual period beginning after December 15, 2019. Early adoption is permitted for any eliminated or modified disclosures. The Fund has evaluated the impact of ASU No. 2018-13 and has adopted the changes into these financial statements. These changes are reflected in Note 1.
In October 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to U.S. GAAP for investment companies. The Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund's adoption of those amendments, effective with the financial statements prepared as of December 31, 2018, had no effect on the Fund's financial position or the results of its operations.
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including credit default swaps, interest rate swaps, futures contracts, forward foreign currency contracts, purchased options and written options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Credit Risk - The risk that an issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Interest Rate Risk - The risk that market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in

Annual Report - December 31, 2018

derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Collateral or margin requirements are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Options
The Fund may buy and sell put and call options, or write put and call options to increase, decrease, or change the level or types of exposure to market risk factors. When an option is purchased, the Fund is entitled to buy and sell a specified number of shares or units of a particular security, currency, or index at a specified price at a specified date or within a specified period of time. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price. Options can be an over-the-counter transaction or maybe executed on a registered exchange and cleared through a clearing-house associated with the exchange. The use of options may involve risks such as the Fund paying a premium without the option being exercised, or that the clearinghouse will fail to perform its obligations. The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.
Purchased options, if any, are reported in the Schedule of Investments. Written options, if any, are disclosed in a table following the Schedule of Investments. Upon purchasing a put or call option for a premium, the premium paid is recorded as an investment and its value is marked-to-market daily. When the Fund writes an option, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the option written. When options expire, exercised or closed, the realized gain or loss is included on the Statement of Operations. The Fund held an average market value of $2,575 and $535 in purchased options and written options, respectively, for the reporting period. As of December 31, 2018, there were no purchased or written options held.
Futures Contracts
The Fund uses futures contracts to capitalize on expected changes in the shape of the yield curve and to control overall interest rate exposure. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book

Annual Report - December 31, 2018

purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 61 futures contracts, net of both long and short positions, for the reporting period.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average notional amount of $324,596,400 in forward contracts for the reporting period.
Credit Default Swaps
The Fund enters into credit default swap contracts to gain exposure on individual names and/or baskets of securities. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the number of defaults event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed on a registered exchange (centrally cleared credit default swaps).
Credit default swaps are reported in a table following the Schedule of Investments. For centrally cleared credit default swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared credit default swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Any upfront premiums paid or received upon entering into a swap are capitalized and amortized to income ratably over the term of the swap. Upfront premiums are disclosed as upfront premiums paid/received in a table following the Schedule of Investments. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within variation margin on the Statement of Assets and Liabilities. Upon the termination of swap contracts, the net gain or loss is recorded as net realized gain or loss on credit default swaps on the Statement of Operations.
Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. The Fund held an average notional amount of $1,150,000 in credit default swaps for the reporting period.
Interest Rate Swaps
The Fund enters into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified notional amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps).

Annual Report - December 31, 2018

For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as realized gain or loss on the Statement of Operations.
The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate. Barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap. The Fund held an average notional amount of $72,070,769 in interest rate swaps for the reporting period.
Valuation of derivative investments as of December 31, 2018 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts (swaps)	Net unrealized appreciation on credit default swaps	$ 4,957(a)
Interest rate contracts (swaps)	Net unrealized appreciation on interest rate swaps	$1,462,184 (a)	Net unrealized depreciation on interest rate swaps	$(867,654)(a)
Interest rate contracts (futures contracts)	Net unrealized appreciation on futures contracts	$ 425,621(a)	Net unrealized depreciation on futures contracts	$(218,171)(a)
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$ 2,462,597	Unrealized depreciation on forward foreign currency contracts	$(2,648,672)
(a)Includes cumulative appreciation of interest rate contracts, credit contracts, and futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended December 31, 2018 is as follows:
	Net Realized Gain (Loss)		Net Change in Unrealized Gain (Loss)
Risk Exposure	Statement of Operations Location	Fair Value	Statement of Operations Location	Fair Value
Interest rate contracts (futures contracts)	Net realized loss on futures contracts	$ (542,698)	Net change in unrealized appreciation on futures contracts	$207,450
Credit contracts (swaps)	Net realized gain on credit default swaps	$ 13,629	Net change in unrealized appreciation on interest rate swaps	$4,957
Interest rate contracts (swaps)	Net realized gain on interest rate swaps	$1,923,206	Net change in unrealized depreciation on interest rate swaps	$901,520
Foreign exchange contracts (forwards)	Net realized gain on forward foreign currency contracts	$7,304,207	Net change in unrealized appreciation on forward foreign currency contracts	$4,479,022
Purchased options	Net realized loss on purchased option contracts	$ (45,430)
Written options	Net realized gain on written option contracts	$ 7,975
Concentration of Risk
The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Annual Report - December 31, 2018

3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at December 31, 2018.
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities (a)	Financial Investments Available for Offset	Financial Investments Collateral Received	Cash Collateral Pledged (Received)(b)	Net Amount
Derivative Assets (forward contracts)	$ 2,462,597	$(1,548,019)	$—	$ —	$ 914,578
Derivative Liabilities (forward contracts)	$(2,648,672)	$ 1,548,019	$—	$530,000	$(570,653)
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities. Variation margin related to futures contracts and centrally cleared swaps are excluded from these reported amounts.
(b) Reported collateral within this table is limited to the net outstanding amount due from an individual counterparty. The collateral pledged (received) by the Fund may exceed these reported amounts.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.58% of the Fund’s average daily net assets up to $1 billion dollars, 0.53% of the Fund’s average daily net assets over $1 billion dollars and 0.48% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.66% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2019 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At December 31, 2018, the amounts subject to recoupment were as follows:
Expires December 31, 2020	Expires December 31, 2021	Recoupment of Past Reimbursed Fees by the Adviser
$190,780	$188,556	$0
Effective August 24, 2018, the Adviser and Great-West Funds have entered into a sub-advisory agreement with Franklin Advisers, Inc and Mellon Investments Corp. Prior to that date, the adviser and Great-West Funds had a sub-advisory agreement with Franklin Advisers, Inc. The Adviser is responsible for compensating the Sub-Advisers for their services.
Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-five funds for which they serve as directors was $990,000 for the year ended December 31, 2018.

Annual Report - December 31, 2018

5.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $354,532,293 and $216,172,795, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $156,872,005 and $117,720,050, respectively.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2018, the Fund had securities on loan valued at $1,308,898 and received collateral as reported on the Statement of Assets and Liabilities of $1,363,613 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2018, the class of securities loaned consisted entirely of Foreign Government Bonds and Notes. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
8.  SUBSEQUENT EVENT
Management has reviewed all events subsequent to December 31, 2018, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred.

Annual Report - December 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Global Bond Fund (formerly known as the Great-West Templeton Global Bond Fund) (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 22, 2019
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2018, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 75	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	65	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 75	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	65	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 64	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	65	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	65	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 55	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, Roubaix Capital LLC; and Sole Member, Fios Companies LLC	65	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 56	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and Advised Assets Group, LLC ("AAG"); formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	65	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 56	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	65	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 62	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 44	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A and Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 51	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President Investment Accounting and Global Middle Office, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 37	Senior Counsel & Assistant Secretary	Since 2015	Senior Counsel, Products, GWL&A; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 51	Assistant Treasurer	Since 2007	Director, Investment Operations, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 43	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a sub-adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Invesco Advisers, Inc., the sub-adviser of the Great-West Invesco Small Cap Value Fund, (iii) a mutual fund advised by T. Rowe Price Associates, Inc., the sub-adviser of the Great-West T. Rowe Price Equity Income and Great-West T. Rowe Price Mid Cap Growth Funds, and (iv) a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, the sub-adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a sub-adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a sub-adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $834,600 for fiscal year 2017 and $1,059,880 for fiscal year 2018.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $50,000 for fiscal year 2017 and $60,000 for fiscal year 2018. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2017 and $0 for fiscal year 2018.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2017 equaled $1,480,500 and for fiscal year 2018 equaled $1,167,000.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on March 1, 2017 (File No. 2-75503).
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 22, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 22, 2019
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 22, 2019